Exhibit 99.1 Objective clinical response by KRAS mutation- specific TCR-T cell therapy in previously treated advanced non-small cell lung cancer Marcelo V. Negrao, MD Assistant Professor Department of Thoracic / Head and Neck Medical Oncology University of Texas MD Anderson Cancer Center

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Adoptive T-Cell Therapy has Activity in Solid Tumors 1 ▪ Melanoma: expanded TILs ORR 34-56% 2 ▪ HPV+ SCC: HPV-TIL ORR 18-28% 3 ▪ MBC: enriched TILs ORR 67% 4 ▪ NSCLC: expanded TILs response rate 46% 5 ▪ CRC: TIL produced durable response 6 ▪ PDAC: durable response and persistence of TCR-T cells 1. Rosenberg et al. Science 2015 / 2. Stevanonic et al. CCR 2019 / 3. Zacharakis et al. JCO 2022 / 4. Creelan et. al Nature Medicine 2021 / 5. Tran et al. NEJM 2016 / 6. Leidner et al. NEJM 2022

KR AS Mutations are Logical Targets for T-Cell Therapy due to High Prevalence in Epithelial Solid Tumors Lung CholangioCA Adenocarcinoma Key: G12C Pancreatic G12D Ovarian Adenocarcinoma G12V Other KRAS Mut. Wild Type KRAS Colorectal Endometrial Adenocarcinoma 1 Judd et al. Mol Cancer Ther. 2021 2 Catalogue of Somatic Mutations in Cancer (COSMIC) database https://cancer.sanger.ac.uk/cosmic

Phase I/II Trial to Determine the Safety and Efficacy of Non-viral TCR-T Cell Therapy for Treatment of Solid Tumors

- ClinicalTrials.gov: NCT05194735
- Solid tumors failed 1+ lines of therapy
- HLA + cancer gene mutation match for TCR library
- Accelerated dose escalation: BOIN design
- 3 dose levels: 1 - $<10 \times 10^9$ / 10 - $<70 \times 10^9$ / 70 - 150×10^9
- Objectives: safety / RP2D / manufacturing feasibility



Manufacturing
Treatment/Follow-Up
Long-Term Follow-Up
D -30 Manufacturing Start
D -7 Lymphodep. Start
D 0 Product Infusion
D 42 Imaging
D 84 (every 3 months) Imaging
Y2 or progression
13 YEARS (FDA Requirement)

Negrao et al. ASCO 2022 / Morelli et al. ESMO 2022

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TCR Library Designed to Target Tumor Neoantigens Derived from Hotspot Mutations

- Common cancer gene mutations: *KRAS*, *TP53*, *EGFR*
- Common HLAs: A*02:01 / A*11:01
- Library expansion: identification of novel anti-tumor reactive TCRs
- More TCRs = more eligible patients

Genes	Mutations	HLA Types
KRAS	G12D	A*11:01 / C*08:02
	G12V	A*11:01 / C*01:02
TP53	R175H	A*02:01 / DRB1*13:01
	R248W	A*68:01
	Y220C	A*02:01 / DRB3*02:02
EGFR	E746-A750del	DPB1*01:01

CRI-ENCI-AACR SIXTH INTERNATIONAL CANCER IMMUNOTHERAPY CONFERENCE: TRANSLATING SCIENCE INTO SURVIVAL

Non-viral Sleeping Beauty System Designed to Enable Manufacture of TCR-T Cells without Complex Gene Editing ▪ Efficient integration without the complexity of gene editing or viral approaches ▪ Rapid, cost-effective manufacturing ▪ Accommodates large transgene size ▪ Expected to be scalable for clinical production

Patient 1: Immune Checkpoint Inhibitor and Chemotherapy Refractory KRAS G12D NSCLC ▪ 34yo, female, never smoker, lung adenocarcinoma ▪ Left lower lobectomy and adjuvant cisplatin and vinorelbine x 4 cycles ▪ Disease recurrence in the lungs 4 months after adjuvant treatment ▪ KRAS G12D mutation positive / tumor PD-L1 expression = 10% ▪ Carboplatin, pemetrexed, pembrolizumab x 4 cycles with response followed by pemetrexed and pembrolizumab maintenance x 22 cycles with disease progression

Patient 1: Immune Checkpoint Inhibitor and Chemotherapy Refractory KRAS G12D NSCLC ▪ Durvalumab + CTLA4 inhibitor + MEK inhibitor on trial – discontinued due to progression ▪ SHP2 inhibitor single-agent on trial – discontinued due to progression ▪ Library TCR match: KRAS G12D HLA-A*11:01

TCR-T Cells Observed to Specifically Recognize and Kill Targets Expressing KRAS G12D Presented by HLA-A*11:01 Neoantigen-Specific Activation Effector Cytokine Secretion Tumor Killing ✱✱✱ 100 100 80 80 60 60 Mutant KRAS G12D Mutant KRAS G12D 40 40 Wild Type KRAS 20 20 Wild Type KRAS 0 0 [peptide], μg/mL IFN-γ pg/mL Preclinical Data 0 3 5×10 4 1×10 4 1.5×10 4 2×10 4 2.5×10 Wild Type KRAS Mutant KRAS G12D % mTCR+41BB+ (CD8+ T cells) 0.0001 DMSO 0.001 0.01 0.1 1 10 Specific Lysis (%)

High TCR Expression and Purity of TCR-T Cells Manufactured with Sleeping Beauty Transposition TCR-T Infusion Product (Patient 1: KRAS G12D/HLA-A*11:01) Result Viability 95.1% 9 Total TCR-T Cells 9x10 CD3+ Purity 99.7% TCR+ 95.2% CD4:CD8 Ratio 0.32 VCN 5

Patient 1 Had Manageable Safety Events During Lymphodepletion Chemotherapy Chest Pain - Small R pneumothorax Related to pre-treatment biopsy Hospital Admission Lymphodepletion Days of Administration Dose Drug (LD) Prior to TCR-T Infusion Cyclophosphasmide 60 mg/kg -8, -7 2 Fludarabine 25 mg/m -8, -7, -5, -4, -3 Day -9 -8 -7 -6 -5 -4 -3 Note: Day -6 Fludarabine dose withheld Hypoxia Gr2 / Hypotension Gr3 / Tachycardia Gr3 O2 nasal cannula 3L / hydration w/ albumin Related to LD chemotherapy LD = Lymphodepletion

Patient 1 Had Manageable Safety Events After Lymphodepletion Chemotherapy and TCR-T cell infusion CRS Gr2 – 6hrs post-TCR-T infusion Hypoxia / Tachycardia / Fever O2 nasal cannula 2L / anti-pyretics / IV fluids / self-limited Hospital Discharge TCR-T Cell Day 11 Infusion TCR-T Cell Target Dose 9 9x10 TCR+ T Cells KRAS G12D/HLA-A*11:01 Day -2 -1 0 1 2 3 4 5 6 7 14 (Dose Level 1) Anemia – Hb 7.0 – Gr3 PRBC 1 unit - D5 Thrombocytopenia – 22k – Gr4 Self-limited / no bleeding

Patient 1 Had Transient Elevation in Inflammatory Cytokines Associated with Onset and Resolution of CRS CRS = Cytokine Release Syndrome

Patient 1: Complete Resolution of Right Lower Lobe Lesion Insert Image Here Insert Image Here Insert Image Here 0 6 12 Baseline Week 6 Week 12 1.3 cm 0.0 cm 0.0 cm

Patient 1: Reduction of Right Upper Lobe Lesion 0 6 12 Baseline Week 6 Week 12 1.3 cm 1.1 cm 1.0 cm

Patient 1: Reduction of Right Hilar Lymphadenopathy and of Non-Measurable Right Upper Lobe Lesion 0 6 12 Baseline Week 6 Week 12 1.5 cm 1.1 cm 1.0 cm

Patient 1 Had a Confirmed Objective Partial Response at Week 12 Baseline Week 6 Week 12 Target Lesions (mm) #1: Right lower lobe 13 0 0 #2: Right upper lobe 13 11 10 #3: Right hilar lymph node 15 11 10 Sum of Diameters (mm) 41 22 20 Percent Change -46.30% -51.20% Non-Target Lesions Bilateral lung nodules Non-CR/Non-PD Non-CR/Non-PD Overall Response Partial Response Partial Response

Patient 1 TCR-T Cells Exhibited Rapid Expansion and Ongoing Persistence at Week 12 Circulating TCR-T Cells Day 4 Week 12 1250 1000 TCR-T Cells/uL 1,038 134 5 4 750 TCR-T Copies/μg 5x10 2.5x10 500 % TCR-T+ of CD3+ 98.4% 22.5% 250 0 0 2 4 6 8 12 Weeks Post-Infusion Baseline Day 4 Week 4 Week 6 Week 12 CD3 0.6% 98.4% 42.0% 10.0% 22.5% Gated on CD3+ TCR-T (of CD3+) TCR-T Cells / μL Blood

TCR-T Cells / μL Blood Patient 1 Serum Interferon-γ was Associated with TCR-T Cell Expansion and Persistence 750 1250 TCR-T Cells CRS IFN-γ 600 1000 450 750 300 500 150 250 0 0 0 1 2 4 6 8 10 12 Weeks Post-Infusion CRS = Cytokine Release Syndrome IFN-γ Serum Conc. [pg/mL]

Patient 2: Previously Treated Advanced CRC ▪ 54yo, female, metastatic colorectal cancer ▪ Progressed on one prior line of therapy (FOLFIRI+Bevacizumab) ▪ Library TCR match: TP53 R175H HLA-A*02:01 9 ▪ TCR-T infusion of 64x10 TCR-T cells - Dose Level 2

Patient 2 Had Manageable Safety Events After TCR-T Cell Infusion CRS Gr3 Fever / Hypotension / Tachycardia / Hypoxia O2 HFNC 40L 50% and Tocilizumab TCR-T Cell Target Dose TCR-T Cell 9 Hospital 64x10 TCR+ T Cells TP53 R175H/HLA-A*02:01 Infusion Admission (Dose Level 2) Lymphodepletion Days of Administration Hospital Dose -8 -6 -4 -2 0 2 4 DAY Drug Prior to TCR-T Infusion Discharge Cyclophosphasmide 60 mg/kg -7, -6 Day 13 CRS Gr2 2 Fludarabine 25 mg/m -7, -6, -5, -4, -3 Hypoxia O2 Nasal Cannula 4L HFNC = High flow nasal cannula

Patient 2 Achieved Best Overall Response of Stable Disease Baseline Week 6 Week 12 Target Lesions #1: Pelvic Mass (mm) 65 48 67 #2: Retroperitoneal Lymph Node (mm) 27 30 28 Sum of Diameters (mm) 92 78 95 Percent Change -15.20% 21.80% New Lesion No Liver / Lung Stable Progressive Overall Response Disease Disease Note: Patient off study due to disease progression

Treatment of Patients 1 and 2 was Tolerable with a Manageable Safety Profile ▪ Cytopenias expected with lymphodepletion regimen were observed in both patients ▪ Manageable CRS observed • No mechanical ventilation • No ICU admission • No vasopressors ▪ No TCR-T cell related DLTs ▪ No ICANS DLT = Dose limiting toxicity; ICANS = Immune effector cell-associated neurotoxicity syndrome

Confirmed Objective Response in Immune Checkpoint Inhibitor Refractory KRAS G12D-mutant NSCLC Treated with TCR-T Cells ▪ Immune checkpoint inhibitor refractory advanced NSCLC patient treated with TCR-T cells has confirmed partial response ▪ First confirmed response to TCR-T cell therapy targeting hotspot cancer gene mutation in advanced NSCLC to our knowledge ▪ KRAS G12D / HLA-A*11:01: viable target for TCR-T cell therapy

S leeping Beauty System is a Promising Platform for TCR-T Cell Therapy and Trial Enrollment is Ongoing ▪ First report of successful TCR-T cell therapy using non-viral Sleeping Beauty system for solid tumors ▪ Proof of concept of manufacturing TCR-T targeting KRAS and TP53 ▪ Ongoing persistence of TCR-T cells at Week 12 at Dose Level 1 in Patient 1 ▪ Phase I dose escalation: enrollment ongoing for patients with advanced solid tumors harboring KRAS, TP53 and EGFR mutations

Acknowledgements

Thank you to all the patients and their families

MDACC Study Team

Marcelo V. Negrao
Maria Pia Morelli
Partow Kebriaei
Amir Jazaeri
Benny Johnson
Shubham Pant
Laura Henderson
Lauren McGuire
Rasoul Irannezhad
Veronica Novegil
Kamisha Jernigan
John V. Heymach
Scott E. Kopetz

ClinicalTrials.gov: NCT05194735

Alaunos Therapeutics

Nathan Demars
Jaymes Holland
Matthew R. Collinson-Pautz
Frances Adeyemi
Amanda Montoya
Victor Carpio
Lauren Heese
Jourdan Anderson
Victor Cruz
Vanessa Jackson
Kim Cooper
Beatriz A. Santillan
Abhishek Srivastava
Ron Weitzman
Drew Deniger

CRI-ENCI-AACR SIXTH INTERNATIONAL CANCER IMMUNOTHERAPY CONFERENCE: TRANSLATING SCIENCE INTO SURVIVAL